UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2017
SPECTRUM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35006	93-0979187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 S. Eastern Ave., Ste. 240, Henderson, NV	89052
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (702) 835-6300
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02        Unregistered Sales of Equity Securities
On October 9, 2017, Spectrum Pharmaceuticals, Inc. (the “Company”) entered into separate, privately negotiated exchange agreements (the “Exchange Agreements”) with certain holders (the “Holders”) of its 2.75% Convertible Senior Notes due December 15, 2018 (the “Notes”) pursuant to which the Company has agreed to exchange approximately $69.5 million in aggregate principal amount of Notes, for (i) approximately 5.4 million newly-issued shares of the Company’s common stock, plus (ii) $26.7 million in cash, as well as accrued and unpaid interest in cash. Following the exchanges, which are expected to be completed on or about October 12, 2017, subject to customary closing conditions, approximately $40.5 million in aggregate principal amount of the Notes will remain outstanding.
In connection with entering into the Exchange Agreements, the Company intends to enter into agreements with dealers party to certain convertible note hedge transactions related to the Notes, in order to unwind a corresponding portion of its previously sold warrants and previously purchased call options that were part of such convertible note hedge transactions.
The issuances of the shares of the Company’s common stock to the Holders pursuant to the Exchange Agreements will be made pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof, as transactions not involving a public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the securities is based, in part, upon the separate, privately negotiated nature of the transactions as well as each Holder representing that it is an accredited investor and any account for which is it acting is a qualified institutional buyer.
Item 8.01        Other Events
On October 10, 2017, the Company issued a press release announcing the transactions described herein. A copy of this press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.
Item 9.01        Financial Statements and Exhibits

(d)	Exhibits.

Number	Description
99.1	Press Release, dated October 10, 2017, issued by Spectrum Pharmaceuticals, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.

Date: October 10, 2017	By:	/s/ Kurt A. Gustafson
Kurt A. Gustafson Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description
99.1	Press Release, dated October 10, 2017, issued by Spectrum Pharmaceuticals, Inc.